                                                                    Exhibit 4(i)

                                                                  CONFORMED COPY
                                                                  --------------

                                     AMENDMENT NO. 2

               AMENDMENT NO. 2 dated as of June 9, 2000 (the "SECOND AMENDMENT") to the Credit Agreement, dated as of December 4, 1998, as amended by the Waiver, dated as of January 19, 1999, the Amendment No. 1 and Consent, dated as of October 13, 1999, and the Waiver No. 2, dated as of February 14, 2000 (the "CREDIT AGREEMENT"), among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Asef BVBA, f/k/a Scotts Belgium 2 BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts Europe B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "Chase"), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH (together with its banking affiliates, "CREDIT LYONNAIS") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Borrower wishes to amend the Credit Agreement as described herein; and

               WHEREAS, the Lenders and the Administrative Agent consent to the proposed amendments under the following terms and conditions;

               NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

I.      AMENDMENTS

               A. DEFINED TERMS. Unless otherwise noted, capitalized terms have the meanings given to them in the Credit Agreement.

               B.  AMENDMENT OF SUBSECTION 1.1 (DEFINED TERMS).

               1. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

               "MAXIMUM NON-STERLING OPTIONAL CURRENCY AMOUNT" shall have the meaning specified in subsection 2.4(i).

               "MAXIMUM OPTIONAL CURRENCY AMOUNT" shall have the meaning specified in subsection 2.4(ii).

               "`SUBSTRAL ACQUISITION' means the proposed acquisition by OMS Investments, Inc. and certain Foreign Subsidiaries of certain assets of Henkel KGaA and its affiliates related to their consumer home and garden plant care business under the Substral, Blomin, Simontrop or other brand names."

               "`WHOLLY OWNED SUBSIDIARY' or `WHOLLY-OWNED SUBSIDIARY' means any subsidiary of any Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other wholly owned Subsidiaries."

               2. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting in the definition of "Permitted Acquisition" clause (c)(v) thereof and substituting, in lieu thereof, the following new clause (c)(v):

               "(v) after giving effect to the consummation thereof, the aggregate amount of consideration (whether cash or property, as valued in good faith by the Board of Directors of the Borrower) for all Permitted Acquisitions other than the ASEF Acquisition and the Ortho Acquisition shall not exceed in the aggregate: (A) $100,000,000 if such acquisition or acquisitions shall occur prior to or during fiscal year 2000; (B) $175,000,000 (representing an incremental $75,000,000) if such acquisition or acquisitions shall occur prior to or during fiscal year 2001; (C) $200,000,000 (representing an incremental $25,000,000) if such acquisition or acquisitions shall occur prior to or during fiscal year 2002; and (D) $225,000,000 (representing an incremental $25,000,000)
       thereafter."

               C. AMENDMENT OF SUBSECTION 2.4 (REVOLVING CREDIT COMMITMENT). Subsection 2.4 of the Credit Agreement is hereby amended by deleting the second proviso to the first sentence therein in its entirety and by substituting, in lieu thereof, the following:

       "PROVIDED further that the Revolving Credit Lenders shall not make any Revolving Credit Loans in Optional Currencies if, after giving effect to the making of any such Revolving Credit Loan:

                      (i) the sum of the Dollar Equivalent of the then
               outstanding Revolving Credit Loans in Optional Currencies other than Sterling and the then outstanding L/C Obligations in Optional Currencies other than Sterling would exceed the Optional Currency Equivalent of the product of (p) $120,000,000 and (q) the ratio of (1) the sum of the Total Revolving Credit Commitments as of the Closing Date and the aggregate amount of increases in the Total Revolving Credit Commitments pursuant to subsection 2.28 since the Closing Date over (2) the Total Revolving Credit Commitments as of the Closing Date (such Optional Currency Equivalent the "MAXIMUM NON-STERLING OPTIONAL CURRENCY AMOUNT"); or

                      (ii) the sum of the Dollar Equivalent of the then
               outstanding Revolving Credit Loans in Optional Currencies including Sterling and the then outstanding L/C Obligations in Optional Currencies including Sterling would exceed the Optional Currency Equivalent of the product of (p) $225,000,000 and (q) the ratio of (1) the sum of the Total Revolving Credit Commitments as of the Closing Date and the aggregate amount of increases in the Total Revolving Credit Commitments pursuant to subsection 2.28 since the Closing Date over (2) the Total Revolving Credit Commitments as of the Closing Date (such Optional Currency Equivalent the "MAXIMUM OPTIONAL CURRENCY AMOUNT") and"

               D. AMENDMENT OF SUBSECTION 2.12 (MANDATORY PREPAYMENTS). Subsection 2.12(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting, in lieu thereof, the following:

               "(d) Unless the Required Prepayment Lenders shall otherwise agree, if on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale (including any Asset Sale permitted under clause (c) of subsection 7.9) or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, an amount equal to such Net Cash Proceeds shall be paid by the Borrower or any of its Subsidiaries, and shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in subsection 2.12(f); PROVIDED, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed (x) if the Net Cash Proceeds are of Asset Sales of (1) assets of Phostrogen Limited or (2) assets of the Borrower or OMS Investments, Inc. and used in the Borrower's "Professional Turf" line of business, $50,000,000 in the aggregate, (y) if the Net Cash Proceeds are of the sale and leaseback of the Borrower's North American headquarters in Marysville, Ohio, $10,000,000 in the aggregate, and (z) otherwise, $25,000,000 in any fiscal year of the Borrower or $100,000,000 in the aggregate, and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Credit Commitments as set forth in subsection 2.12(f)."

               E.  AMENDMENT OF SUBSECTION 2.18 (PRO RATA TREATMENT AND
       PAYMENTS).

               1. Subsection 2.18(c)(i)(A) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting, in lieu thereof, the following:

               "(A) if such Asset Sale is of the Capital Stock of a Subsidiary Borrower that is the borrower of the Tranche A French Subtranche Term Loans, the Tranche A German Subtranche Term Loans or the Tranche A British Subtranche Term Loans or of any assets of such Subsidiary Borrower or any Subsidiary thereof, to the extent that such subtranche of Tranche A Term Loans are then outstanding, to such Tranche A French Subtranche Term Loans, to such Tranche A German Subtranche Term Loans or to the Tranche A British Subtranche Term Loans, as the case may be, in each case PRO RATA to the remaining installments thereof, and thereafter as provided above; provided that any such application to the Tranche A British Subtranche Term Loans may, at the option of such Subsidiary Borrower, first be applied to the Tranche A British Subtranche Term Loans made by Lenders that are not Eligible U.K. Banks and thereafter to the Tranche A British Subtranche Term Loans made by Eligible U.K. Banks; and"

               2. Subsection 2.18(c)(i)(B) of the Credit Agreement is hereby amended by deleting therefrom the phrase "the other Tranche A British Subtranche Term Loans and".

               F. AMENDMENT OF SECTION 2 (AMOUNT AND TERMS OF LOANS). Section 2 of the Credit Agreement is hereby amended by adding the following new subsection
2.28 to the end thereof:

                "2.28 COMMITMENT INCREASES. (a) From time to time the Borrower may, with the consent of the Administrative Agent and one or more of the Revolving Credit Lenders, increase the Revolving Credit Commitments of such Revolving Credit Lenders by an aggregate amount of not less than $25,000,000. Any such increase in the Revolving Credit Commitment of any Revolving Credit Lender shall be evidenced by the execution and delivery by the Borrower, the Subsidiary Borrowers, the Administrative Agent and such Revolving Credit Lender of a Commitment Increase Supplement, substantially in the form of Exhibit N (a "COMMITMENT INCREASE SUPPLEMENT"), and shall be effective as of the date specified for effectiveness in such Commitment Increase Supplement, whereupon such Revolving Credit Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased, and Schedule 1 shall be deemed to be amended to so increase the Revolving Credit Commitment of such Lender.

               (b) If, on the date upon which the Revolving Credit Commitment of any Revolving Credit Lender is increased pursuant to subsection 2.28(a), there is an unpaid principal amount of Revolving Credit Loans in any currency to the Borrower or any Subsidiary Borrower in which such Revolving Credit Lender has agreed to participate, the principal outstanding amount of all such Revolving Credit Loans shall (A) in the case of such Revolving Credit Loans which are ABR Loans, be immediately prepaid by the Borrower or Subsidiary Borrower (but all such Revolving Credit Loans may, on the terms and conditions hereof, be reborrowed on such date on a pro rata basis, based on the revised Revolving Credit Commitments as then in effect) and (B) in the case of such Revolving Credit Loans which are LIBOR Loans, continue to remain outstanding (notwithstanding any other requirement in this Agreement that such Revolving Credit Loans be held on a pro rata basis based on the revised Revolving Credit Commitments as then in effect) until the end of the then current Interest Period therefor, at which time such LIBOR Loans shall be paid by the Borrower or Subsidiary Borrower (but all such Revolving Credit Loans may, on the terms and conditions hereof, be reborrowed on such date on a pro rata basis, based on the Revolving Credit Commitments as then in effect).

               (c) Notwithstanding anything to the contrary in this subsection 2.28, (i) in no event shall any transaction effected pursuant to this subsection 2.28 cause the aggregate Revolving Credit Commitments to exceed $575,000,000, less the aggregate amount of any reduction in the Revolving Credit Commitments pursuant to subsection 2.10 or 2.12, and (ii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion. Each Commitment Increase Supplement shall be deemed to be a supplement to this Agreement."

               G. AMENDMENT OF SUBSECTION 6.13 (ADDITIONAL COLLATERAL, ETC.).

               1. Subsection 6.13(c) of the Credit Agreement is hereby amended by adding at the end thereof immediately prior to the period the following:

               ", PROVIDED that, if the initial investment in or purchase price of such new Domestic Subsidiary is less than $1,000,000, the obligations of the Borrower discussed in clauses (i) through (iv) of this subsection 6.13(c) shall not take effect unless and until the financial statements delivered to the Administrative Agent following the end of each fiscal year of the Borrower pursuant to subsection 6.1(a) show the tangible net worth of such new Domestic Subsidiary to be more than $1,000,000"

               2. Subsection 6.13(d) of the Credit Agreement is hereby amended by (a) deleting the word "Subsidiaries" that appears before clause (i) thereof,
(b) adding in lieu thereof the words "Domestic Subsidiaries or any Foreign Subsidiary Borrower", and (c) adding at the end of the first sentence thereof immediately prior to the period the following:

               ", PROVIDED that, if the initial investment in or purchase price of such new Foreign Subsidiary or Foreign Subsidiary Borrower (as applicable) is less than $1,000,000, the obligations of the Borrower discussed in clauses (i) through (iv) of this subsection 6.13(d) shall not take effect unless and until the financial statements delivered to the Administrative Agent following the end of each fiscal year of the Borrower pursuant to subsection 6.1(a) show the tangible net worth of such new Foreign Subsidiary or Foreign Subsidiary Borrower (as applicable) to be more than $1,000,000"

               3. Subsection 6.13(e) of the Credit Agreement is hereby amended by adding at the end thereof immediately prior to the period the following:

               ", PROVIDED that, if the initial investment in or purchase price of such new Excluded Foreign Subsidiary is less than $1,000,000, the obligations of the Borrower discussed in clauses (i) through (iii) of this subsection 6.13(e) shall not take effect unless and until the financial statements delivered to the Administrative Agent following the end of each fiscal year of the Borrower pursuant to subsection 6.1(a) show the tangible net worth of such new Excluded Foreign Subsidiary to be more than $1,000,000"

               H. AMENDMENT OF SUBSECTION 7.1 (LIMITATION ON LIENS). Subsection
7.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (m) thereof, deleting the period at the end of clause (n) thereof, inserting in lieu thereof "; and", and adding immediately thereafter the following:

               "(o) Purchase money Liens on assets acquired with seller-financed Indebtedness permitted pursuant to subsection 7.6(m), so long as such Liens encumber only assets (and proceeds thereof) acquired with such Indebtedness and do not secure any other Indebtedness."

               I. AMENDMENT OF SUBSECTION 7.2 (LIMITATION ON CONTINGENT OBLIGATIONS). Subsection 7.2 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and by substituting, in lieu thereof, the following:

               "7.2 LIMITATION ON CONTINGENT OBLIGATIONS. Agree to or assume, guarantee, indorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any Contingent Obligation except for
       (i) the guarantees contemplated by the Guarantee and Collateral Agreements, (ii)(x) guarantees by the Borrower of Indebtedness of Foreign Subsidiary Borrowers in an aggregate amount not to exceed $25,000,000 at any one time outstanding, (y) guarantees by the Borrower of Permitted Foreign Debt of any Foreign Subsidiary, PROVIDED that such Permitted Foreign Debt is not secured by any Liens, and (z) guarantees by Foreign Subsidiaries of Permitted Foreign Debt and other obligations of other Foreign Subsidiaries, the Dollar Equivalent of which Permitted Foreign Debt and other such obligations shall not exceed $50,000,000 in aggregate principal outstanding at any time, (iii) guarantees in existence on the Closing Date as described in Schedule 7.2(iii), (iv) Contingent Obligations in an aggregate amount not to exceed $20,000,000 at any one time outstanding, (v) Contingent Obligations of any Subsidiary Guarantor in respect of Indebtedness permitted under subsection 7.6(e), PROVIDED that such Contingent Obligations are subordinated to the same extent as the obligations of the Borrower in respect of the related Indebtedness,
       (vi) to the extent that any of the obligations of the Borrower under the Roundup Agreement may constitute Contingent Obligations, such obligations, (vii) any guarantees of the Borrower or any of its Subsidiaries under clause (ii) of subsection 5.1(d), (viii) any guarantee of the obligations of the Borrower by its Subsidiaries of Indebtedness under the Senior Subordinated Notes and the Bridge Subordinated Debt Documents (if any) PROVIDED that such Contingent Obligations are subordinated to the same extent as the obligations of the Borrower in respect of the related Indebtedness, or (ix) any guarantee by the Borrower of Indebtedness incurred by OMS Investments, Inc. in connection with the Substral Acquisition."

               J. AMENDMENT OF SUBSECTION 7.4 (LIMITATION ON CAPITAL EXPENDITURES). Subsection 7.4 of the Credit Agreement is hereby amended by deleting in each instance "$70,000,000" and by replacing it with "$90,000,000".

               K. AMENDMENT OF SUBSECTION 7.6 (LIMITATION ON INDEBTEDNESS).

               1. Subsection 7.6 of the Credit Agreement is hereby amended by deleting in clause (f) thereof "$10,000,000" and inserting in lieu thereof "$20,000,000".

               2. Subsection 7.6 of the Credit Agreement is hereby further amended by deleting the word "and" at the end of clause (k) thereof, deleting the period at the end of clause (l), inserting in lieu thereof "; and", and adding immediately thereafter the following:

               "(m) seller-financed Indebtedness (i) incurred by OMS Investments, Inc. in connection with its acquiring trademarks and trade names as part of the Substral Acquisition or (ii) incurred by the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed $40,000,000 at any one time outstanding."

               L. FORM OF COMMITMENT INCREASE SUPPLEMENT. The Credit Agreement is hereby amended by adding a new Exhibit N in the form attached to this Second Amendment as Annex A.

               M. AMENDMENT OF CERTAIN AMOUNTS. Subsections 2.12, 2.14, 2.25 and
3.1 of the Credit Agreement are hereby amended by deleting the amounts "$120,000,000" and "$225,000,000" whereever they appear therein and by substituting in lieu thereof the phrases "Maximum Non-Sterling Optional Currency Amount" and "Maximum Optional Currency Amount" respectively.

II.     GENERAL PROVISIONS

               A. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, and after giving effect to this Second Amendment, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement MUTATIS MUTANDIS, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

               B. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective as of the date (the "ACCEPTANCE DATE") the Administrative Agent receives counterparts of this Second Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Lenders, PROVIDED that the amendments described in Sections I.D and I.E hereof shall become effective as of the date (the "SECOND ACCEPTANCE DATE") the Administrative Agent receives counterparts of this Second Amendment, duly executed and delivered by the Borrower, each Subsidiary Borrower, the Administrative Agent and the Required Prepayment Lenders.

               C. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Second Amendment).

               D. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

               E. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               F. COUNTERPARTS. This Second Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




                          THE SCOTTS COMPANY

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President, Corporate
                                     Treasurer

                          OM SCOTT INTERNATIONAL INVESTMENTS
                          LTD.

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Power of Attorney

                          MIRACLE GARDEN CARE LIMITED

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Power of Attorney

                          SCOTTS HOLDINGS LIMITED

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Power of Attorney

                          HYPONEX CORPORATION

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President

                          SCOTTS' MIRACLE-GRO PRODUCTS, INC.

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President

                          SCOTTS-SIERRA HORTICULTURAL PRODUCTS
                          COMPANY

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President

                          REPUBLIC TOOL & MANUFACTURING CORP.

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President

                          SCOTTS-SIERRA INVESTMENTS, INC.

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Vice President

                          SCOTTS FRANCE HOLDINGS SARL

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Power of Attorney

                          SCOTTS FRANCE SARL

                          By: /s/ Rebecca J. Bruening
                              ------------------------------------------------
                              Name:  Rebecca J. Bruening
                              Title: Power of Attorney

                          SCOTTS HOLDING GMBH

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          SCOTTS CELAFLOR GMBH & CO. KG

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          SCOTTS ASEF BVBA

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Vice President of Scotts-Sierra
                                      Investments, Inc., as shareholder

                          THE SCOTTS COMPANY (UK) LTD.

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          SCOTTS CANADA LTD.

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Vice President, Corporate Treasurer

                          SCOTTS EUROPE B.V.

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          ASEF B.V.

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          SCOTTS AUSTRALIA PTY LTD.

                          By:  /s/ Rebecca J. Bruening
                               -----------------------------------------------
                               Name:  Rebecca J. Bruening
                               Title: Power of Attorney

                          SALOMON SMITH BARNEY, INC., as Syndication
                          Agent

                          By:  /s/ Nicolas T. Erni
                               -----------------------------------------------
                               Name:  Nicolas T. Erni
                               Title: Attorney In Fact

                         CREDIT LYONNAIS NEW YORK BRANCH, as
                         Co-Documentation Agent and as a Lender

                         By:  /s/ Robert Ivosevich
                              ------------------------------------------------
                              Name:  Robert Ivosevich
                              Title: Senior Vice President

                         BANK ONE, MICHIGAN, as successor to
                         NBD BANK, as Co-Documentation Agent and as a Lender

                         By:  /s/ Thomas E. Redmond
                              ------------------------------------------------
                              Name:  Thomas E. Redmond
                              Title: Managing Director

                         THE CHASE MANHATTAN BANK, as
                         Administrative Agent and as a Lender

                         By:  /s/ Randolph E. Cates
                              ------------------------------------------------
                              Name:  Randolph E. Cates
                              Title: Vice President

                         ABN AMRO BANK N.V., Pittsburgh

                         By:  /s/ Laurie D. Flom
                              ------------------------------------------------
                              Name:  Laurie D. Flom
                              Title: Group Vice President

                         By:  /s/ Thomas M. Toerpe
                              ------------------------------------------------
                              Name:  Thomas M. Toerpe
                              Title: Vice President

                         AMMC CDO I, LIMITED
                         By:  American Money Management Corp., as
                         Collateral Manager

                         By:  /s/ David P. Meyer
                              ------------------------------------------------
                              Name:  David P. Meyer
                              Title: Vice President

                         AERIES - II FINANCE LTD.
                         By: INVESCO Senior Secured Management, Inc., as
                              Sub-Managing Agent

                         By:  /s/ Thomas H.B. Ewald
                              ------------------------------------------------
                              Name:  Thomas H.B. Ewald
                              Title: Authorized Signatory

                         ALLSTATE LIFE INSURANCE CO.

                         By:  /s/ Patricia W. Wilson
                              ------------------------------------------------
                              Name:  Patricia W. Wilson
                              Title: Authorized Signatory

                         By:  /s/ Daniel C. Leimbach
                              ------------------------------------------------
                              Name:  Daniel C. Leimbach
                              Title: Authorized Signatory

                         ARES LEVERAGED INVESTMENT FUND II, L.P.
                         By: ARES Management II, L.P., its General Partner

                         By:  /s/ Seth J. Brufsky
                              ------------------------------------------------
                              Name:  Seth J. Brufsky
                              Title: Vice President

                         ATHENA CDO, LIMITED
                         By: Pacific Investment Management Company as its
                             investment advisor

                         By:  /s/ Bradley W. Paulson
                              ------------------------------------------------
                              Name:  Bradley W. Paulson
                              Title: Senior Vice President

                         BHF (USA) CAPITAL CORPORATION

                         By:  /s/ Nina Zhou
                              ------------------------------------------------
                              Name:  Nina Zhou
                              Title: Associate

                         By:  /s/ Perry Forman
                              ------------------------------------------------
                              Name:  Perry Forman
                              Title: Vice President

                         BW CAPITAL MARKETS, INC.

                         By:  /s/ Richard P. Vrfer
                              ------------------------------------------------
                              Name:  Richard P. Vrfer
                              Title: President

                         By:  /s/ Philip G. Waldrop
                              ------------------------------------------------
                              Name:  Philip G. Waldrop
                              Title: Vice President

                         BALANCED HIGH YIELD FUND II LTD.
                         By:  BHF (USA) Capital Corporation, as Attorney-
                              in-Fact

                         By:  /s/ Nina Zhou
                              ------------------------------------------------
                              Name:  Nina Zhou
                              Title: Associate

                         By:  /s/ Perry Forman
                              ------------------------------------------------
                              Name:   Perry Forman
                              Title:  Vice President

                         BANK AUSTRIA CREDITANSTALT
                         CORPORATE FINANCE, INC.

                         By:  /s/ G. Steven Kalin
                              ------------------------------------------------
                              Name:  G. Steven Kalin
                              Title: Vice President

                         By:  /s/ David M. Harnisch
                              ------------------------------------------------
                              Name:  David M. Harnisch
                              Title: Vice President

                         BANK OF AMERICA, N.A.

                         By:  /s/ Gretchen Spoo
                              ------------------------------------------------
                              Name:  Gretchen Spoo
                              Title: Vice President

                         BANK OF HAWAII

                         By:  /s/ Luke Yeh
                              ------------------------------------------------
                              Name:  Luke Yeh
                              Title: Vice President

                         BANK OF MONTREAL

                         By:  /s/ Michael P. Joyce
                              ------------------------------------------------
                              Name:  Michael P. Joyce
                              Title: Managing Director

                         THE BANK OF NEW YORK

                         By:  /s/ Thomas C. McCrohan
                              ------------------------------------------------
                              Name:  Thomas C. McCrohan
                              Title: Vice President

                         THE BANK OF NOVA SCOTIA

                         By:  /s/ F.C.H. Ashby
                              ------------------------------------------------
                              Name:  F.C.H. Ashby
                              Title: Senior Manager Loan Operations

                         BANK OF TOKYO-MITSUBISHI TRUST
                         COMPANY

                         By:  /s/ Heather Zimmerman
                              ------------------------------------------------
                              Name:  Heather Zimmerman
                              Title: Vice President

                         BANQUE NATIONALE DE PARIS

                         By:  /s/ Jo Ellen Bender
                              ------------------------------------------------
                              Name:  Jo Ellen Bender
                              Title: Senior Vice President

                         BLACK DIAMOND CLO 1998-1 LTD.

                         By:  /s/ John H. Cullinane
                              ------------------------------------------------
                              Name:  John H. Cullinane
                              Title: Director

                         CAPTIVA III FINANCE LTD.

                         By:  /s/ David Dyer
                              ------------------------------------------------
                              Name:  David Dyer
                              Title: Director

                         CERES FINANCE, LTD.
                         By: INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

                         By:  /s/ Thomas H.B. Ewald
                              ------------------------------------------------
                              Name:  Thomas H.B. Ewald
                              Title: Authorized Signatory

                         CITICORP USA, INC.

                         By:  /s/ Nicolas T. Erni
                              ------------------------------------------------
                              Name:  Nicolas T. Erni
                              Title: Vice President

                         COMERICA BANK, Detroit

                         By:  /s/ Anthony L. Davis
                              ------------------------------------------------
                              Name:  Anthony L. Davis
                              Title: Assistant Vice President

                        CREDIT AGRICOLE INDOSUEZ, Chicago

                        By:  /s/ Theodore D. Tice
                             -------------------------------------------------
                             Name:  Theodore D. Tice
                             Title: Vice President
                                    Senior Relationship Manager

                        By:  /s/ Alan I. Schmeizer
                             -------------------------------------------------
                             Name:  Alan I. Schmeizer
                             Title: Vice President
                                    Senior Relationship Manager

                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                        By: CypressTree Investment Management Company,
                            Inc. its Managing Member

                        By:  /s/ Jonathan D. Sharkey
                             -------------------------------------------------
                             Name:  Jonathan D. Sharkey
                             Title: Principal

                        CYPRESSTREE INVESTMENT FUND, LLC
                        By: CypressTree Investment Management Company,
                            Inc. its Managing Member

                        By:  /s/ Jonathan D. Sharkey
                             -------------------------------------------------
                             Name:  Jonathan D. Sharkey
                             Title: Principal

                        DELANO COMPANY
                        By: Pacific Investment Management Company as its
                            investment advisor

                        By:  /s/ Bradley W. Paulson
                             -------------------------------------------------
                             Name:  Bradley W. Paulson
                             Title: Senior Vice President

                        DRESDNER BANK AG, NEW YORK AND
                        GRAND CAYMAN BRANCHES

                        By:  /s/ Ken Hamilton
                             -------------------------------------------------
                             Name:  Ken Hamilton
                             Title: Senior Vice President

                        By:  /s/ Xinyue Jasmine Geffner
                             -------------------------------------------------
                             Name:  Xinyue Jasmine Geffner
                             Title: Assistant Vice President

                        ELC (CAYMAN) 2000-I LTD.

                        By:  /s/ E.A. Kratzman, III
                             -------------------------------------------------
                             Name:  E.A. Kratzman, III
                             Title: Managing Director
                                    IDM

                        EATON VANCE SENIOR INCOME TRUST
                        By:  Eaton Vance Management, as Investment
                             Advisor

                        By:  /s/ Scott H. Page
                             -------------------------------------------------
                             Name:  Scott H. Page
                             Title: Vice President

                        FIFTH THIRD BANK OF COLUMBUS

                        By:  /s/ Ted Lape
                             -------------------------------------------------
                             Name:  Ted Lape
                             Title: Vice President

                         FIRST UNION NATIONAL BANK

                         By:  /s/ Joel Thomas
                             -------------------------------------------------
                              Name:  Joel Thomas
                              Title: Vice President

                         FOOTHILL INCOME TRUST,  L.P.
                         By: FIT GP LLC, its general partner

                         By:  /s/ Denis R. Ascher
                             -------------------------------------------------
                              Name:  Denis R. Ascher
                              Title: Managing Member

                         GENERAL ELECTRIC CAPITAL CORP.

                         By:  /s/ Robert M. Kadlick
                             -------------------------------------------------
                              Name:  Robert M. Kadlick
                              Title: Duly Authorized Signatory

                         HARRIS TRUST AND SAVINGS BANK

                         By:  /s/ C. Scott Place
                             -------------------------------------------------
                              Name:  C. Scott Place
                              Title: Vice President

                         HELLER FINANCIAL INC.

                         By:  /s/ David R. Campbell
                             -------------------------------------------------
                              Name:  David R. Campbell
                              Title: Vice President

                         THE HUNTINGTON NATIONAL BANK

                         By:  /s/ Mark A. Koscielski
                             -------------------------------------------------
                              Name:  Mark A. Koscielski
                              Title: Vice President

                         INDOSUEZ CAPITAL FUNDING IIA, LTD.
                         By: Indosuez Capital, as Portfolio Advisor

                         By:  /s/ Melissa Mora
                             -------------------------------------------------
                              Name:  Melissa Mora
                              Title: Vice President

                         KZH CRESCENT 3 LLC

                         By:  /s/ Nicholas Lucente
                             -------------------------------------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

                         KZH ING-3 LLC

                         By:  /s/ Susan Lee
                             -------------------------------------------------
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH RIVERSIDE LLC

                         By:  /s/ Susan Lee
                             -------------------------------------------------
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH WATERSIDE LLC

                         By:  /s/ Susan Lee
                             -------------------------------------------------
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH CNC LLC

                         By:  /s/ Susan Lee
                             -------------------------------------------------
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH-CYPRESSTREE-1 LLC

                         By:  /s/ Susan Lee
                             -------------------------------------------------
                              Name:  Susan Lee
                              Title: Authorized Agent

                         KZH-ING-2 LLC

                         By:  /s/ Nicholas Lucente
                             -------------------------------------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

                         KZH-SOLEIL-2 LLC

                         By:  /s/ Nicholas Lucente
                             -------------------------------------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

                         KEYBANK NATIONAL ASSOCIATION

                         By:  /s/ Brendan A. Lawlor
                             -------------------------------------------------
                              Name:  Brendan A. Lawlor
                              Title: Vice President

                         MONUMENTAL LIFE INSURANCE COMPANY

                         By:  /s/ John F. Bailey
                             -------------------------------------------------
                              Name:  John F. Bailey
                              Title: Vice President

                         BANK ONE, MICHIGAN, as successor to
                         NBD BANK

                         By:  /s/ Thomas E. Redmond
                             -------------------------------------------------
                              Name:  Thomas E. Redmond
                              Title: Managing Director

                         NATIONAL CITY BANK

                         By:  /s/ Anthony F. Salvatore
                             -------------------------------------------------
                              Name:  Anthony F. Salvatore
                              Title: Vice President

                         NORTH AMERICAN SENIOR FLOATING RATE
                         FUND
                         By: CypressTree Investment Management Company,
                              Inc. as Portfolio Manager

                         By:  /s/ Jonathan D. Sharkey
                             -------------------------------------------------
                              Name:  Jonathan D. Sharkey
                              Title: Principal

                         NUVEEN SENIOR INCOME FUND

                         By:  /s/ Lisa M. Mincheski
                             -------------------------------------------------
                              Name:  Lisa M. Mincheski
                              Title: Managing Director

                         OAK HILL SECURITIES FUND, L.P.
                         By: Oak Hill Securities GenPar, L.P. its General
                             Partner
                         By: Oak Hill Securities MGP, Inc. its General
                             Partner

                         By:  /s/ Scott D. Krase
                             -------------------------------------------------
                              Name:  Scott D. Krase
                              Title: Vice President

                         OASIS COLLATERALIZED HIGH INCOME
                         By: INVESCO Senior Secured Management, Inc., as
                             Sub-Managing Agent

                         By:  /s/ Thomas H.B. Ewald
                             -------------------------------------------------
                              Name:  Thomas H.B. Ewald
                              Title: Authorized Signatory

                         OLYMPIC FUNDING TRUST, SERIES 1999-1

                         By:  /s/ Ashley R. Hamilton
                             -------------------------------------------------
                              Name:  Ashley R. Hamilton
                              Title: Authorized Agent

                         OSPREY INVESTMENTS PORTFOLIO
                         By: Citibank Global Asset Management

                         By:  /s/ Mike Regan
                             -------------------------------------------------
                              Name:  Mike Regan
                              Title: Vice President

                         OXFORD STRATEGIC INCOME FUND
                         By: Eaton Vance Management
                             as Investment Advisor

                         By:  /s/ Scott H. Page
                             -------------------------------------------------
                              Name:  Scott H. Page
                              Title: Vice President

                         PINEHURST TRADING, INC.

                         By: /s/ Ashley R. Hamilton
                             -------------------------------------------------
                             Name:  Ashley R. Hamilton
                             Title:   Assistant Vice President

                         SKM LIBERTYVIEW CBO I LTD.

                         By: /s/ Kenneth C. Kleger
                             -------------------------------------------------
                             Name:  Kenneth C. Kleger
                             Title: Authorized Signatory

                         SENIOR DEBT PORTFOLIO
                         By: Boston Management and Research, as
                             Investment Advisor

                         By: /s/ Scott H. Page
                             -------------------------------------------------
                             Name:  Scott H. Page
                             Title: Vice President

                         SUNTRUST BANK

                         By: /s/ Jennifer P. Harrelson
                             -------------------------------------------------
                             Name:  Jennifer P. Harrelson
                             Title: Managing Director

                         TORONTO DOMINION (TEXAS) INC.

                         By:  /s/ Mark A. Baird
                             -------------------------------------------------
                              Name:  Mark A. Baird
                              Title: Vice President

                         VAN KAMPEN CLO I, LIMITED
                         By: Van Kampen Management Inc., as Collateral
                             Manager

                         By:  /s/ Darvin D. Pierce
                             -------------------------------------------------
                              Name:  Darvin D. Pierce
                              Title: Vice President

                            ACKNOWLEDGMENT AND CONSENT
                            --------------------------

             In consideration of each Agent's and the Lenders' execution, delivery and performance of the foregoing Amendment No. 2 (the "SECOND AMENDMENT"), each of the undersigned hereby (i) acknowledges the terms and provisions of the Second Amendment and consents thereto and (ii) confirms and agrees that (x) the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement (the "GUARANTEE AND COLLATERAL AGREEMENT) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement as amended by the Second Amendment and (y) the guarantees and all of the Collateral (as defined in the Guarantee and Collateral Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms of the Guarantee and Collateral Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Second Amendment to which this Acknowledgment and Consent is attached.

                                 SCOTTS' MIRACLE-GRO PRODUCTS, INC.
                                 SCOTTS-SIERRA HORTICULTURAL
                                   PRODUCTS COMPANY
                                 REPUBLIC TOOL & MANUFACTURING CORP.
                                 SCOTTS-SIERRA INVESTMENTS, INC.
                                 SCOTTS PROFESSIONAL PRODUCTS CO.
                                 SCOTTS PRODUCTS CO.
                                 OMS INVESTMENTS, INC.
                                 MIRACLE-GRO LAWN PRODUCTS, INC.
                                 MIRACLE-GRO PRODUCTS LTD.
                                 SCOTTS-SIERRA CROP PROTECTION
                                 COMPANY
                                 EARTHGRO, INC.
                                 SANFORD SCIENTIFIC, INC.
                                 EG SYSTEMS, INC.
                                 SWISS FARMS PRODUCTS, INC.

                                 By:  /s/ Rebecca J. Bruening
                                     -----------------------------------------
                                     Name:  Rebecca J. Bruening
                                     Title:   Vice President, Treasurer

                                 OLD FORT FINANCIAL CORP.

                                 By:  /s/ Rebecca J. Bruening
                                     -----------------------------------------
                                     Name:  Rebecca J. Bruening
                                     Title:   Treasurer

                                                                         Annex A
                                                             to Second Amendment
                                                             -------------------

                                                                       EXHIBIT N
                                                      TO SCOTTS CREDIT AGREEMENT
                                                      --------------------------

                   [FORM OF COMMITMENT INCREASE SUPPLEMENT]

             SUPPLEMENT, dated __________, to the Credit Agreement dated as of December 4, 1998 as amended by the Waiver, dated as of January 19, 1999, the Amendment No. 1 and Consent, dated as of October 13, 1999, the Waiver No. 2, dated as of February 14, 2000, and the Amendment No. 2 (the "Second Amendment") dated as of June __, 2000, and as amended, supplemented or modified from time to time (the "Credit Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Asef BVBA, f/k/a Scotts Belgium 2 BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts Europe B.V., ASEF B.V., Scotts Australia PTY Ltd. and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "CHASE"), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH (together with its banking affiliates, "CREDIT LYONNAIS") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER").

                              W I T N E S S E T H:

             WHEREAS, the Credit Agreement provides in subsection 2.28(a) thereof that any Lender to which a Commitment Increase Offer is addressed may increase the amount of its Revolving Credit Commitment by executing and delivering to the Borrower, the Subsidiary Borrowers and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

             WHEREAS, the undersigned now desires to increase the amount of its Revolving Credit Commitment under the Credit Agreement;

             NOW THEREFORE, the undersigned hereby agrees as follows:

       1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrower, the Subsidiary Borrowers and the Administrative Agent (a) it shall have its Revolving Credit Commitment increased by $____________, thereby making the amount of its Revolving Credit Commitment $___________, and (b) it shall have its maximum commitments to make Revolving Credit Loans in each of the Optional Currencies increased (if at all) to the amounts specified in Schedule N-1 hereto.

       2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

             IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF LENDER]

By
   ------------------------------------
    Name:
    Title:

Accepted this _____ day of
____________________, ________________.

THE SCOTTS COMPANY

By:
   ------------------------------------
   Name:
   Title:

OM SCOTT INTERNATIONAL INVESTMENTS LTD.

By:
   ------------------------------------
   Name:
   Title:

MIRACLE GARDEN CARE LIMITED

By:
   ------------------------------------
   Name:
   Title:

SCOTTS HOLDINGS LIMITED

By:
   ------------------------------------
   Name:
   Title:

HYPONEX CORPORATION

By:
   ------------------------------------
   Name:
   Title:

SCOTTS' MIRACLE-GRO PRODUCTS, INC.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY

By:
   ------------------------------------
   Name:
   Title:

REPUBLIC TOOL & MANUFACTURING CORP.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS-SIERRA INVESTMENTS, INC.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS FRANCE HOLDINGS SARL

By:
   ------------------------------------
   Name:
   Title:

SCOTTS FRANCE SARL

By:
   ------------------------------------
   Name:
   Title:

SCOTTS HOLDING GMBH

By:
   ------------------------------------
   Name:
   Title:

SCOTTS CELAFLOR GMBH & CO. KG

By:
   ------------------------------------
   Name:
   Title:

SCOTTS ASEF BVBA

By:
   ------------------------------------
   Name:
   Title:

THE SCOTTS COMPANY (UK) LTD.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS CANADA LTD.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS EUROPE B.V.

By:
   ------------------------------------
   Name:
   Title:

ASEF B.V.

By:
   ------------------------------------
   Name:
   Title:

SCOTTS AUSTRALIA PTY LTD.

By:
   ------------------------------------
   Name:
   Title:

Accepted this ____ day of
____________________, ________________.

THE CHASE MANHATTAN BANK,
as Administrative Agent

By:
   ------------------------------------
   Name:
   Title:

                                                                  SCHEDULE N-1

                           [FORM OF SCHEDULE REGARDING
                 OPTIONAL CURRENCY MAXIMUM COMMITMENT INCREASE]

                                    [LENDER]

    OPTIONAL                                       MAXIMUM COMMITMENT
    CURRENCY

       []                                                  []

                                                                  CONFORMED COPY

                                  WAIVER NO. 2

         WAIVER NO. 2, dated as of February 14, 2000 (the "Second Waiver"), to the Credit Agreement, dated as of December 4, 1998, as amended by the Waiver, dated as of January 19, 1999, and the Amendment No. 1 and Consent, dated as of October 13, 1999, and as amended, supplemented or modified from time to time (the "Credit Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower" or "Scotts"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Asef BVBA, f/k/a Scotts Belgium 2 BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts Europe B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "Chase"), as agent for the Lenders (in such capacity, the "Administrative Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS CHICAGO BRANCH (together with its banking affiliates, "Credit Lyonnais") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "Co-Documentation Agents"), and Chase Securities Inc., as lead arranger (the "Lead Arranger") and as the book manager (the "Book Manager").

                              W I T N E S S E T H :

         WHEREAS, subsection 6.11 of the Credit Agreement, Maintenance of Consolidated Net Worth, sets forth a formula which required that Borrower's Consolidated Net Worth (as defined in the Credit Agreement) be in an amount of not less than $385,500,000 as of the last day of Borrower's fiscal quarter ending January 1, 2000. Borrower reports that its Consolidated Net Worth as of the last day of such fiscal quarter was $383,100,000;

         WHEREAS, the Borrower has requested that the Required Lenders waive, with respect to the fiscal quarter ending January 1, 2000, the requirement under subsection 6.11 of the Credit Agreement that the Borrower maintain its Consolidated Net Worth above the amount described herein; and

         WHEREAS, the Required Lenders have agreed to waive such requirement with respect to such period but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. Defined Terms. Unless otherwise noted, capitalized terms have the meanings given to them in the Credit Agreement.

2
         2. Compliance with Subsection 6.11 (Maintenance of Consolidated Net Worth). The Required Lenders hereby waive the requirements of subsection 6.11 of the Credit Agreement with respect to the fiscal quarter ending January 1, 2000; provided that the Borrower's Consolidated Net Worth as of the last day of such fiscal quarter was not less than $383,000,000.

         3. Representations and Warranties. On and as of the date hereof, and after giving effect to this Second Waiver, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

         4. Conditions to Effectiveness. This Second Waiver shall become effective as of the date the Administrative Agent receives counterparts of this Second Waiver, duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders.

         5. Continuing Effect; No Other Waiver. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an waiver of, or an indication of any Lender's willingness to waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Second Waiver).

         6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Second Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         7. GOVERNING LAW. THIS SECOND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         8. Counterparts. This Second Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                       THE SCOTTS COMPANY

                       By: /s/ REBECCA J. BRUENING
                           -----------------------------------------------------
                            Title: Vice President, Corporate Treasurer

                       SALOMON SMITH BARNEY, INC., as Syndication
                       Agent and as a Lender

                       By: /s/ B. CROOK
                           -----------------------------------------------------
                            Title: Managing Director

                       CREDIT LYONNAIS CHICAGO BRANCH, as Co-Documentation Agent and as a Lender

                       By: /s/ MARY ANN KLEMM
                           -----------------------------------------------------
                            Title: Vice President

                       BANK ONE, MICHIGAN, as successor to
                       NBD BANK, as Co-Documentation Agent and as a Lender

                       By: /s/ THOMAS E. REDMOND
                           -----------------------------------------------------
                            Title: Managing Director

                       THE CHASE MANHATTAN BANK, as Administrative
                       Agent and as a Lender

                       By: /s/ RANDOLPH CATES
                           -----------------------------------------------------
                            Title: Vice President

                        ABN AMRO BANK N.V., Pittsburgh

                        By: /s/ PATRICK PASTORE /s/ GREGORY AMOROSO
                           -----------------------------------------------------
                             Title: Vice President Senior Vice President

                        AERIES - II FINANCE LTD.

                        By: /s/ GREG STOECKLE
                           -----------------------------------------------------
                             Title: Authorized Signatory

                        ALLIANCE INVESTMENT OPPORTUNITIES

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        ALLSTATE LIFE INSURANCE CO.

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        ARES LEVERAGED INVESTMENT FUND II, L.P.

                        By: /s/ SETH BRUFSKY
                           -----------------------------------------------------
                             Title: Vice President

                        ATHENA CDO, LIMITED

                        By: Pacific Investment Management Company as its investment advisor

                        By:  PIMCO Management Inc., a general partner

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        BHF (USA) CAPITAL CORPORATION

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        BHF BANK AKTIENGESELLSCHAFT

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        BW CAPITAL MARKETS, INC.

                        By: /s/ PHILIP WALDROP             RICHARD P. URFER
                           -----------------------------------------------------
                             Title: Vice President President

                        BALANCED HIGH YIELD FUND II LTD.

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        BANK AUSTRIA

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                        BANK OF AMERICA

                        By: /s/ GRETCHEN SPOO
                           -----------------------------------------------------
                             Title: Vice President

                        BANK OF HAWAII

                        By:
                           -----------------------------------------------------
                             Name:
                             Title:

                         BANK OF MONTREAL

                         By: /s/ BRIAN L. BANKS
                            ----------------------------------------------------
                              Title: Director

                         THE BANK OF NEW YORK

                         By: /s/ THOMAS MCCROHAN
                            ----------------------------------------------------
                              Title: Vice President

                         THE BANK OF NOVA SCOTIA
                         By: /s/ F.C.H. ASHBY
                            ----------------------------------------------------
                              Title: Senior Manager Loan Operations

                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                         By:
                            ----------------------------------------------------
                              Name:
                              Title:

                         BANQUE NATIONALE DE PARIS

                         By: /s/ ARNAUD COLLIN DE BOCAGE
                            ----------------------------------------------------
                              Title: Executive Vice President & General
                              Manager

                         BANQUE WORMS CAPITAL CORPORATION

                         By: /s/ MICHAEL M. FLEMMING             F. GAMET
                            ----------------------------------------------------
                              Title: Vice President & General Counsel
                              Senior Vice President

                         BLACK DIAMOND CLO 1998-1 LTD.

                         By:
                            ----------------------------------------------------
                              Name:
                              Title:

                          BOEING CAPITAL CORPORATION

                          By: /s/ JAMES C. HAMMERSMITH
                             ---------------------------------------------------
                               Title: Senior Documentation Officer

                          CIT GROUP/EQUIPMENT FINANCING, INC.

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CAPTIVA III FINANCE LTD.

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CARAVELLE INVESTMENT FUND, L.L.C.

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CERES FINANCE, LTD.

                          By: /s/ GREGORY STOECKLE
                             ---------------------------------------------------
                               Title: Authorized Signatory

                          CITICORP USA, INC.

                          By: /s/ NICHOLAS T. ERNI
                             ---------------------------------------------------
                               Title: Attorney in Fact

                          COMERICA BANK, Detroit

                          By: /s/ ANTHONY L. DAVIS
                             ---------------------------------------------------
                               Title: Assistant Vice President

                          CREDIT AGRICOLE INDOSUEZ, Chicago

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CREDIT LYONNAIS

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CYPRESSTREE INSTITUTIONAL FUND, LLC

                          By: CypressTree Investment Management Company,
                               Inc. its Managing Member

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          CYPRESSTREE INVESTMENT FUND, LLC

                          By: CypressTree Investment Management Company, Inc. its Managing Member

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          DELANO COMPANY

                          By: Pacific Investment Management Company as its investment advisor

                          By:  PIMCO Management Inc., a general partner

                          By:
                             ---------------------------------------------------
                               Name:
                               Title:

                          DRESDNER BANK, AG

                          By: /s/ A. RICHARD MORRIS       KEN HAMILTON
                              ------------------------------------------------
                              Title: First Vice President Senior Vice President

                          EATON VANCE SENIOR INCOME TRUST

                          By: /s/ PAYSON F. SWAFFIELD
                              ------------------------------------------------
                              Title: Vice President

                          ERSTE BANK

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          FIFTH THIRD BANK OF COLUMBUS

                          By: /s/ MARK RANSOM
                              ------------------------------------------------
                              Title: Vice President

                          FIRST UNION NATIONAL BANK

                          By: /s/ ANDREW PAYNE
                              ------------------------------------------------
                              Title: Vice President

                          FLEET NATIONAL BANK

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          FOOTHILL INCOME TRUST, L.P.

                          By: /s/ DENNIS ASCHER
                              ------------------------------------------------
                              Title: Managing Member

                          FRANKLIN FLOATING RATE TRUST

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          FREEMONT INVESTMENT & LOAN

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          GENERAL ELECTRIC CAPITAL CORP.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          HARRIS TRUST AND SAVINGS BANK

                          By: /s/ C. SCOTT PLACE
                              ------------------------------------------------
                              Title: Vice President

                          HELLER FINANCIAL INC.

                          By: /s/ LINDA W. WOLF
                              ------------------------------------------------
                              Title: Senior Vice President

                          THE HUNTINGTON NATIONAL BANK

                          By: /s/ J. STEPHEN BENNETT
                              ------------------------------------------------
                              Title: Vice President

                          IKB DEUTSCHE INDUSTRIEBANK

                          By: /s/ MANFORD ZIWEY
                              ------------------------------------------------
                              Title: Director

                          INDOSUEZ CAPITAL

                          By: /s/ MELISSA MARANO
                              ------------------------------------------------
                              Title: Vice President

                          INDOSUEZ CAPITAL FUNDING IIA, LTD.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH APPALOOSA LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH BDC LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH CRESCENT 3 LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH III LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH ING-3 LLC

                          By: /s/ SUSAN LEE
                              ------------------------------------------------
                              Title: Authorized Agent

                          KZH PAMCO LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH RIVERSIDE LLC

                          By: /s/ SUSAN LEE
                              ------------------------------------------------
                              Title: Authorized Agent

                          KZH WATERSIDE LLC

                          By: /s/ SUSAN LEE
                              ------------------------------------------------
                              Title: Authorized Agent

                          KZH CNC LLC

                          By: /s/ SUSAN LEE
                              ------------------------------------------------
                              Title: Authorized Agent

                          KZH-CYPRESSTREE-1 LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH-ING-2 LLC

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KZH-SOLEIL-2 LLC
                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          KEY BANK NATIONAL ASSOCIATION

                          By: /s/ BRENDAN LAWLOR
                              ------------------------------------------------
                              Title: Vice President

                          LANDESBANK RHEINLAND-PFALZ GIR

                          By: /s/ GILSDORF DETLEF KREJOI
                              ------------------------------------------------
                              Title: Assistant Vice President Manager

                          LEHMAN COMMERCIAL PAPER INC.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          ML CBO IV (CAYMAN) LTD.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          ML CLO XII PILGRIM AMERICA

                          By:  Pilgrim Investments, Inc., as its investment
                               manager

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          ML CLO XX PILGRIM AMERICA

                          By:  Pilgrim Investments, Inc., as its investment
                               manager

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          MSDW PRIME INCOME TRUST

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          MEESPIERSON N.V.

                          By: /s/ W. GIBSON P. HANRATTY
                              ------------------------------------------------
                              Title: Manager Head of Acquisition & Finance

                          MERRILL LYNCH PRIME RATE PORTFOLIO

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          MERRILL LYNCH SENIOR FLOATING RATE FUND

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          METROPOLITAN LIFE INSURANCE CO.

                          By: /s/ JAMES R. DINGLER
                              ------------------------------------------------
                              Title: Director

                          MONUMENTAL LIFE INSURANCE COMPANY

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          MOUNTAIN CLO TRUST

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          MOUNTAIN CAPITAL CLO I, LTD.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          BANK ONE, MICHIGAN, as successor to
                          NBD BANK

                          By: /s/ THOMAS E. REDMOND
                              ------------------------------------------------
                              Title: Managing Director

                          NATIONAL CITY BANK

                          By: /s/ DAVID B. YATES
                              ------------------------------------------------
                              Title: Vice President

                          NATIONAL WESTMINSTER BANK, PLC
                          By:
                              ------------------------------------------------
                              Name:
                              Title:

                          NORSE CBO, LTD.

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          NORTH AMERICAN SENIOR FLOATING RATE FUND

                          By: CypressTree Investment Management
                              Company, Inc. as Portfolio Manager

                          By:
                             -------------------------------------------------
                              Name:
                              Title:

                          ORIX USA CORPORATION

                          By: /s/ HIROYUKI MIYAUCKHI
                             -------------------------------------------------
                              Title: EVP, Corporate Finance Group

                          OAK HILL SECURITIES FUND, L.P.

                          By: Oak Hill Securities GenPar, L.P. its General
                              Partner

                          By: Oak Hill Securities MGP, Inc. its General
                              Partner

                          By: /s/ SCOTT KRASE
                             -------------------------------------------------
                              Title: Vice President

                          OASIS COLLATERALIZED HIGH INCOME

                          By: /s/ GREGORY STOECKLE
                             -------------------------------------------------
                              Title: Authorized Signatory

                          OCTAGON LOAN TRUST

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          OLYMPIC FUNDING TRUST, SERIES 1999-1

                          By: /s/ KELLY WALKER
                             -------------------------------------------------
                             Title: Authorized Agent

                          OSPREY INVESTMENTS PORTFOLIO

                          By: /s/ MIKE REGAN
                             -------------------------------------------------
                             Title: Vice President

                          OXFORD STRATEGIC INCOME FUND

                          By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

                          By: /s/ PAYSON F. SWAFFIELD
                             -------------------------------------------------
                              Title: Vice President

                          PACIFICA PARTNERS I, L.P.

                          By: /s/ THOMAS COLWELL
                             -------------------------------------------------
                             Title: Vice President

                          PARIBAS

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          PINEHURST TRADING, INC.

                          By: /s/ KELLY WALKER
                             -------------------------------------------------
                             Title: Vice President

                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", Utrecht Branch

                          By: /s/ MICHAEL BUTZ           NANCY O'CONNOR
                             --------------------------------------------------
                                                         Title: Vice President
                                                                Vice President

                          COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", Utrecht Branch

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          SKM LIBERTYVIEW CBO I LTD.

                          By: /s/ KENNETH KLEGAR
                             -------------------------------------------------
                             Title: Authorized Signatory

                          SANKATY HIGH YIELD ASSET PARTNERS

                          By: /s/ DIANE EXTER
                             -------------------------------------------------
                             Title: Executive Vice President & Portfolio Manager

                          SCOTIABANC, INC.

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          SENIOR DEBT PORTFOLIO

                          By: Boston Management and Research
                              as Investment Advisor

                          By: /s/ PAYSON SWAFFIELD
                             -------------------------------------------------
                             Title: Vice President

                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                          By: /s/ STEPHEN LEISTER
                              Title: Vice President

                          TORONTO DOMINION (TEXAS) INC.

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          TRAVELERS INSURANCE COMPANY

                          By:
                             -------------------------------------------------
                             Name:
                             Title:

                          VAN KAMPEN CLO I, LIMITED

                          By: Van Kampen Management Inc., as Collateral Manager

                          By: /s/ DARVIN D. PIERCE
                             -------------------------------------------------
                             Title: Vice President

                           ACKNOWLEDGEMENT AND CONSENT

In consideration of each Agent's and the Lenders' execution, delivery and performance of the foregoing Waiver No. 2 (the "Second Waiver"), each of the undersigned hereby (i) acknowledges the terms and provisions of the Second Waiver and consents thereto and (ii) confirms and agrees that (x) the Borrower and Domestic Subsidiary Guarantee and Collateral Agreement (the "Guarantee and Collateral Agreement) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and (y) the guarantees and all of the Collateral (as defined in the Guarantee and Collateral Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and Collateral Agreement) pursuant to the terms of the Guarantee and Collateral Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Second Waiver to which this Acknowledgment and Consent is attached.

                                        SCOTTS-SIERRA INVESTMENTS, INC.
                                        SCOTTS PROFESSIONAL PRODUCTS CO.
                                        SCOTTS PRODUCTS CO.
                                        OMS INVESTMENTS, INC.
                                        MIRACLE-GRO LAWN PRODUCTS, INC.
                                        MIRACLE-GRO PRODUCTS LTD.
                                        SCOTTS-SIERRA CROP PROTECTION
                                          COMPANY
                                        OLD FORT FINANCIAL CORP.
                                        EARTHGRO, INC.
                                        SANFORD SCIENTIFIC, INC.
                                        EG SYSTEMS, INC.
                                        SWISS FARMS PRODUCTS, INC.

                                        By:      /s/ REBECCA J. BRUENING
                                                 ---------------------------
                                                 Title: Vice President